John Hancock Funds II
Supplement dated May 4, 2010
to the Prospectus dated December 31, 2009
Value & Restructuring Fund
Effective April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise”) acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Advisors, LLC, subadviser to the Value & Restructuring Fund, including the business of subadvising the Fund. In connection with this acquisition, Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise, became the subadviser to the Fund.
The Fund’s portfolio management team described in the prospectus has not changed in connection with this acquisition. An information statement describing this change in more detail will be delivered to shareholders within ninety days of the effective date of the acquisition.
Mid Cap Value Equity Fund
Effective May 1, 2010, RiverSource Investments, LLC, the subadviser to the Mid Cap Value Equity Fund, changed its name to Columbia Management Investment Advisers, LLC. The Fund’s portfolio management team described in the prospectus has not changed in connection with this name change.